Seasons Series Trust

  Supplement to the Prospectus dated July 15, 1999



  The following supplements the information with respect to the Mid Cap Value Portfolio under the "PORTFOLIO MANAGEMENT" section on page 35 of the Prospectus:

  Paul D. Farrell no longer serves as a portfolio manager for the Mid Cap Value Portfolio and the information pertaining to him is hereby deleted from page 35 of the Prospectus. Eileen Rominger is a new portfolio manager for the Mid Cap Value Portfolio. Ms. Rominger is a managing director of GSAM and has been a senior portfolio manager since joining the firm in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.


            Dated:    November 10, 1999